NOTICE OF STOCK OPTION GRANT
                            UNDER THE 1999 STOCK PLAN
                            OF PURCHASEPRO.COM, INC.

     You have been  granted the  following  option to purchase  Common  Stock of
PurchasePro.Com,   Inc.   (the   "Company")   under  the  1999   Stock  Plan  of
PurchasePro.com, Inc. (the "Plan"):

Name of Optionee: Richard Clemmer

Total Number of Option Shares Granted: 300,000

Type of Option: Nonstatutory Stock Option

Exercise Price Per Share: $2.53

Grant Date: May 15, 2001

     By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the term and conditions of the Plan and this Stock Option Agreement, both of which are attached to and made a part of this document.

OPTIONEE:                               PURCHASEPRO.COM, INC.



_____________________________________   By:____________________________________
Richard L. Clemmer


                                        Title:_________________________________



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                             STOCK OPTION AGREEMENT
                             FOR THE 1999 STOCK PLAN
                            OF PURCHASEPRO.COM, INC.

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TAX TREATMENT           This option does not qualify as an incentive stock
                        option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")and will therefore receive tax treatment as a nonqualified stock option (an "NSO").

VESTING The shares covered by your option will vest and become exercisable as follows: 250,000 shares are immediately vested and exercisable and 50,000 shares shall vest on November 15, 2001. Notwithstanding the foregoing, the shares covered by this option will immediately become fully vested and exercisable upon the occurrence of any Involuntary Termination, as defined in that certain Executive Employment Agreement, dated June ______, 2001, between you and the Company (the "Employment Agreement"), of your employment with the Company.

TERM Except as otherwise provided below, your option expires on the tenth anniversary of the Grant Date.

TERMINATION FOR         If your employment is terminated in any manner other
CAUSE                   than an Involuntary Termination, then this option will
                        expire 90 days after the effective date of your termination of employment.

Other Terminations      If your employment is terminated as a result of an
                        Involuntary Termination, then this option will expire at the close of business at Company headquarters on the date 12 months after the effective date of your termination of employment.

LEAVES OF ABSENCE       For purposes of this option, your service does not
                        terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of service is required by the terms of the leave or by applicable law. But your service terminates when the approved leave ends, unless you immediately return to active work.

RESTRICTIONS            The Company will not permit you to exercise this option
ON EXERCISE             if the issuance of shares at that time would violate any
                        law or regulation.

NOTICE OF EXERCISE      When you wish to exercise this option you must notify
                        the Company by completing the attached "Notice of Exercise of Stock Option" form and filing it with the Human Resources Department of the Company. The notice will be effective when the Company receives it. If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT         When you submit your notice of exercise, you must
                        include payment of the option exercise price for the shares you are purchasing. You may purchase the shares in any of the following forms:

                        o Personal check, a cashier's check or a money order.

                        o Shares of Company stock which have been owned by you
                          or your representative for more than 12 months and which are surrendered to the Company in good form for transfer.

                        o By delivering  on a form  approved by the Committee of
                          an irrevocable direction to a securities broker approved by the Company to sell all or part of your option shares and to deliver to the Company from the sale proceeds in an amount sufficient to pay the option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to you.

WITHHOLDING TAXES       You will not be allowed to exercise this option unless
AND STOCK               you make arrangements acceptable to the Company to pay
WITHHOLDING             any withholding taxes that may be due as a result of
                        the option exercise. These arrangements may include withholding shares of Company stock that otherwise would be issued to you when you exercise this option. The value of these shares, determined as of the effective date of the option exercise, will be applied to the withholding taxes.

RESTRICTIONS ON         By signing this Agreement, you agree not to sell any
RESALE                  option shares at a time when applicable laws, Company
                        policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as you are an employee, consultant or director of the Company or a subsidiary of the Company.

TRANSFER OF OPTION      Prior to your death, only you can exercise this option.
                        You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid.
                        You may in any event dispose of this option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse's interest in your option in any other way.

RETENTION RIGHTS        Neither your option nor this Agreement gives you the
                        right to be retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your service at any time, with or without cause.

STOCKHOLDER RIGHTS      You, or your estate or heirs, have no rights as a
                        stockholder of the Company until you have exercised this option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this option, except as described in the Plan.

ADJUSTMENTS             In the event of a stock split, a stock dividend or a
                        similar change in Company stock, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

APPLICABLE LAW          This Agreement will be interpreted and enforced under
                        the laws of the State of Nevada (without regard to their choice-of-law provisions).

THE PLAN AND OTHER      The text of the Plan is incorporated in this Agreement
AGREEMENTS              by reference. This Agreement and the Plan constitute the
                        entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.
                        Only another written agreement, signed by both parties may amend this Agreement.

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                  BY SIGNING THE COVER SHEET OF THIS AGREEMENT,
                  YOU AGREE TO ALL OF THE TERMS AND CONDITIONS
                        DESCRIBED ABOVE AND IN THE PLAN.

                    1999 STOCK PLAN OF PURCHASEPRO.COM, INC.
                       NOTICE OF EXERCISE OF STOCK OPTION


OPTIONEE INFORMATION:
Name:    _________________________________ Social Security Number:_____________
Address: _________________________________ Phone Number (Work):   _____________
         _________________________________ Phone Number (Home):   _____________

OPTION INFORMATION:

Date of Grant: __________________________  Type of Option:  ___ Nonstatutory

Exercise Price per Share: $______________                   ___ Incentive

Total Number of Shares of Common Stock of PurchasePro.com, Inc. (the "Company") covered by option: _____________ Shares

EXERCISE INFORMATION

Number of shares of Common Stock of the Company for which option is being exercised now: ______________ Shares (These shares are referred to below as the "Purchased Shares")

Total Exercise Price for the Purchased Shares: $ ___________

Form of payment enclosed (Check all that apply):

___ Check for $________ made payable    ___ Certificate(s) for ________shares of
    to "PurchasePro.com, Inc."              the Common Stock of the Company that
                                            I have owned for at least twelve
                                            months or have purchased in the open
                                            market. (These shares will be valued
                                            as of the effective date of Option
                                            exercise.)

Name(s) in which the Purchased Shares should be registered [YOU MUST CHECK ONE]:


___ In my name only

___ In the names of my spouse and           My spouse's name(if applicable)
    myself as community property

___ In the names of my spouse and           __________________________________
    myself as joint tenants with
    right of survivorship





The certificate for the Purchased Shares should be sent to the following address:
                ______________________________________
                ______________________________________
                ______________________________________
                ______________________________________


Special Request(s):

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________


ACKNOWLEDGEMENTS:

1. I understand that all sales of Purchased Shares are subject to compliance with the Company's policy on securities trades.
2. In the case of a nonstatutory option, I understand that I must recognize ordinary income equal to the spread between the fair market value of the stock on the date of exercise and the exercise price. I further understand that I am required to pay withholding taxes at the time of exercising a nonstatutory option.
3. I hereby acknowledge that I received and read a copy of the prospectus describing the Company's 1999 Stock Incentive Plan and the tax consequences of an exercise.


SIGNATURE:                                     DATE:


____________________________________________   ________________________________